                                                                    EXHIBIT 4.20

--------------------------------------------------------------------------------

                                 [Ventas, Inc.]

        [Ventas Realty, Limited Partnership, Ventas Capital Corporation]

                    [and each of the Guarantors named herein]

                          SUBORDINATED DEBT SECURITIES

                           --------------------------

                                    INDENTURE

                          Dated as of _______ __, 20__


                           --------------------------


                        -------------------------------,

                                     Trustee

                           --------------------------


--------------------------------------------------------------------------------

                             CROSS-REFERENCE TABLE*

        Trust Indenture
        Act Section                                   Indenture Section
        310(a)(1)..................................            7.10
           (a)(2)..................................            7.10
           (a)(3)..................................            N.A.
           (a)(4)..................................            N.A.
           (a)(5)..................................            7.10
           (b).....................................            7.10
           (c).....................................            N.A.
        311(a).....................................            7.11
           (b).....................................            7.11
           (c).....................................            N.A.
        312(a).....................................            2.18
           (b).....................................            15.03
           (c).....................................            15.03
        313(a).....................................            7.06
           (b)(1)..................................            7.06
           (b)(2)..................................         7.06; 7.07
           (c).....................................         7.06; 15.02
           (d).....................................            7.06
        314(a).....................................      4.03; 4.04; 15.02
           (b)..................................... Article 12, if applicable.
           (c)(1)..................................            15.04
           (c)(2)..................................            15.04
           (c)(3).................................. Article 12, if applicable.
           (d)..................................... Article 12, if applicable.
           (e).....................................            15.05
        315(a).....................................            7.01
           (b).....................................         7.05, 15.02
           (c).....................................            7.01
           (d).....................................            7.01
           (e).....................................            6.11
        316(a) (last sentence).....................            2.16
           (a)(1)(A)...............................            6.05
           (a)(1)(B)...............................            6.04
           (a)(2)..................................            N.A.
           (b).....................................            6.07
           (c).....................................            N.A.
        317(a)(1)..................................            6.08
           (a)(2)..................................            6.09
           (b).....................................            2.19
        318(a).....................................            15.01
           (b).....................................            N.A.
           (c).....................................            15.01


N.A. means not applicable.
* This Cross Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE 1.
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01       Definitions. ............................................  1
Section 1.02       Incorporation by Reference of Trust Indenture Act. ......  5
Section 1.03       Rules of Construction. ..................................  5

                                   ARTICLE 2.
                                 THE SECURITIES

Section 2.01       Forms Generally .........................................  6
Section 2.02       Form of Face of Security. ...............................  6
Section 2.03       Form of Reverse of Security .............................  8
Section 2.04       Form of Legend for Global Securities. ...................  11
Section 2.05       Form of Trustee's Certificate of Authentication .........  11
Section 2.06       Amount Unlimited; Issuable in Series. ...................  11
Section 2.07       Denominations. ..........................................  14
Section 2.08       Execution, Authentication, Delivery and Dating. .........  14
Section 2.09       Temporary Securities. ...................................  15
Section 2.10       Registration, Registration of Transfer and Exchange .....  15
Section 2.11       Mutilated, Destroyed, Lost and Stolen Securities. .......  17
Section 2.12       Payment of Interest; Interest Rights Preserved ..........  17
Section 2.13       Persons Deemed Owners. ..................................  18
Section 2.14       Cancellation ............................................  18
Section 2.15       Outstanding Securities. .................................  19
Section 2.16       Treasury Securities. ....................................  19
Section 2.17       Paying Agent to Hold Money in Trust. ....................  19
Section 2.18       Holder Lists. ...........................................  19
Section 2.19       Computation of Interest. ................................  20

                                   ARTICLE 3.
                            REDEMPTION AND PREPAYMENT

Section 3.01       Notices to Trustee. .....................................  20
Section 3.02       Selection of Securities to Be Redeemed. .................  20
Section 3.03       Notice of Redemption ....................................  21
Section 3.04       Effect of Notice of Redemption. .........................  21
Section 3.05       Deposit of Redemption Price .............................  22
Section 3.06       Securities Redeemed in Part. ............................  22

                                   ARTICLE 4.
                                   COVENANTS

Section 4.01       Payment of Securities. ..................................  22
Section 4.02       Maintenance of Office or Agency. ........................  22
Section 4.03       Reports. ................................................  23
Section 4.04       Compliance Certificate. .................................  23
Section 4.05       Corporate Existence. ....................................  24

                                   ARTICLE 5.
                                   SUCCESSORS

Section 5.01       Merger, Consolidation, or Sale of Assets ................  24
Section 5.02       Successor Corporation Substituted .......................  25

                                   ARTICLE 6.
                              DEFAULTS AND REMEDIES

Section 6.01       Events of Default. ......................................  25
Section 6.02       Acceleration ............................................  26
Section 6.03       Other Remedies ..........................................  26
Section 6.04       Waiver of Past Defaults. ................................  27
Section 6.05       Control by Majority .....................................  27
Section 6.06       Limitation on Suits. ....................................  27
Section 6.07       Rights of Holders of Securities to Receive Payment. .....  27
Section 6.08       Collection Suit by Trustee ..............................  28
Section 6.09       Trustee May File Proofs of Claim. .......................  28
Section 6.10       Priorities. .............................................  28
Section 6.11       Undertaking for Costs. ..................................  29

                                   ARTICLE 7.
                                     TRUSTEE

Section 7.01       Duties of Trustee .......................................  29
Section 7.02       Rights of Trustee .......................................  30
Section 7.03       Individual Rights of Trustee ............................  30
Section 7.04       Trustee's Disclaimer ....................................  30
Section 7.05       Notice of Defaults. .....................................  31
Section 7.06       Reports by Trustee to Holders of the Securities. ........  31
Section 7.07       Compensation and Indemnity. .............................  31
Section 7.08       Replacement of Trustee. .................................  32
Section 7.09       Successor Trustee by Merger, etc. .......................  33
Section 7.10       Eligibility; Disqualification. ..........................  33
Section 7.11       Preferential Collection of Claims Against Issuer ........  33

                                   ARTICLE 8.
                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01       Option to Effect Legal Defeasance or Covenant
                    Defeasance .............................................  33
Section 8.02       Legal Defeasance and Discharge. .........................  33
Section 8.03       Covenant Defeasance. ....................................  34
Section 8.04       Conditions to Legal or Covenant Defeasance. .............  34
Section 8.05       Deposited Money and Government Securities to Be
                    Held in Trust; Other Miscellaneous Provisions. .........  36
Section 8.06       Repayment to Issuer. ....................................  36
Section 8.07       Reinstatement. ..........................................  37

                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01       Without Consent of Holders of Securities ................  37
Section 9.02       With Consent of Holders of Securities. ..................  38
Section 9.03       Compliance with Trust Indenture Act. ....................  39
Section 9.04       Revocation and Effect of Consents. ......................  39

Section 9.05       Notation on or Exchange of Securities. ................... 39
Section 9.06       Trustee to Sign Amendments, etc. ......................... 39

                                   ARTICLE 10.
                               SECURITY GUARANTEES

                                   ARTICLE 11.
                           SUBORDINATION OF SECURITIES

                                   ARTICLE 12.
                                    SECURITY

                                   ARTICLE 13.
                            CONVERSION OF SECURITIES

                                   ARTICLE 14.
                           SATISFACTION AND DISCHARGE

Section 14.01      Satisfaction and Discharge. .............................. 40
Section 14.02      Application of Trust Money. .............................. 41

                                   ARTICLE 15.
                                 MISCELLANEOUS

Section 15.01      Trust Indenture Act Controls. ...........................  41
Section 15.02      Notices. ................................................  42
Section 15.03      Communication by Holders of Securities with Other
                    Holders of Securities. .................................  43
Section 15.04      Certificate and Opinion as to Conditions Precedent ......  43
Section 15.05      Statements Required in Certificate or Opinion. ..........  43
Section 15.06      Rules by Trustee and Agents. ............................  43
Section 15.07      No Personal Liability of Directors, Officers,
                    Employees and Stockholders. ............................  43
Section 15.08      Governing Law. ..........................................  44
Section 15.09      No Adverse Interpretation of Other Agreements. ..........  44
Section 15.10      Successors. .............................................  44
Section 15.11      Severability ............................................  44
Section 15.12      Counterpart Originals. ..................................  44
Section 15.13      Table of Contents, Headings, etc. .......................  44

         INDENTURE dated as of _______ __, 20__ among [Ventas Realty, Limited Partnership, a Delaware limited partnership and Ventas Capital Corporation, a Delaware corporation] [Ventas, Inc., a Delaware corporation] (the "Issuer"), [the Guarantors (as defined)] and _______________________, as trustee (the "Trustee").

         The Issuer [, the Guarantors] and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined) of the Subordinated Debt Securities (the "Securities"):

                                   ARTICLE 1.
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.01      Definitions.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

         "Agent" means any Security Registrar or Paying Agent.

         "Authentication Order" means a written order of the Issuer to the Trustee signed by two Officers to authenticate Securities for original issue up to the aggregate principal amount set forth in such Authentication Order.

         "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

         "Board of Directors" means:

          (1) with respect to a corporation, the board of directors of the corporation;

          (2) with respect to a partnership, the board of directors of the general partner of the partnership; and

          (3) with respect to any other Person, the board or committee of such Person serving a similar function.

          "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are required or authorized to close.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission.

         "Corporate Trust Office of the Trustee" will be at the address of the Trustee specified in Section 15.02 hereof or such other address as to which the Trustee may give notice to the Issuer.

         "Covenant Defeasance" has the meaning specified in Section 8.03.

          "Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

         "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 2.12.

         "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

         "Event of Default" has the meaning specified in Section 6.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the date of determination.

         "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 2.04 (or such legend as may be specified as contemplated by Section 2.06 for such Securities).

         "Guarantee" means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any indebtedness.

         "Guarantors" means any Person that executes a Security Guarantee of the Securities in accordance with the provisions of the Indenture and their respective successors and assigns; provided, however that any Person constituting a Guarantor as described above shall cease to constitute a Guarantor when its Guarantee of the Securities is released in accordance with the terms of the Indenture.

          "Holder" means a Person in whose name a Security is registered.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 2.06.

          "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

          "Issuer" means [Ventas, Inc.] [Ventas Realty, Limited Partnership and Ventas Capital Corporation], and any and all successors thereto.

         "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its Chief Financial Officer, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Legal Defeasance" has the meaning specified in Section 8.02.

         "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and, except in connection with any Qualified CMBS Transaction, any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Chief Investment Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

         "Officers' Certificate" means a certificate signed on behalf of the Issuer by two Officers of the Issuer, one of whom must be the principal executive officer, the principal financial officer, the principal investment officer, the treasurer or the principal accounting officer of the Issuer or a general partner of an Issuer, that meets the requirements of Section 15.05 hereof.

         "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements of Section
15.05 hereof. The counsel may be an employee of or counsel to the Issuer, any Subsidiary of the Issuer or the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Stated Maturity thereof.

         "Paying Agent" means any Person authorized by the Issuer to pay the principal of or premium or interest on any Securities on behalf of the Issuer.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 2.06.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.11 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Qualified CMBS Transaction" means any transaction or series of transactions entered into by Ventas, Inc. or any of its Restricted Subsidiaries pursuant to which Ventas, Inc. or any of its Restricted Subsidiaries sells, conveys or otherwise transfers to (i) an Unrestricted Subsidiary, or grants a security interest in, any real estate assets or mortgage receivables (whether now existing or arising in the future) of Ventas, Inc. or any of its Restricted Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such real estate assets or mortgage receivables, all contracts and all guarantees or other obligations in respect of such real estate assets or mortgage receivables, proceeds of such real estate assets or mortgage receivables and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving real estate assets or mortgage receivables.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.06.

          "Responsible Officer," when used with respect to the Trustee, means any officer within the Corporate Trust Administration of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" of a Person means any Subsidiary of the referent Person that is not an Unrestricted Subsidiary.

         "Securities" has the meaning assigned to it in the preamble to this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Guarantee" means the Guarantee by each Guarantor of the Issuer's payment obligations under this Indenture and on the Securities, executed pursuant to the provisions of this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.10.

         "Senior Debt" has the meaning specified in Article 11.

         "Significant Subsidiary" means any Restricted Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02(w) of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

          "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means, for any Person, any corporation or other entity of which a majority of the Voting Stock is owned, directly or indirectly, by such Person or one or more other Subsidiaries of such Person.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date on which this Indenture is qualified under the TIA.

          "Trustee" means the party named as such in the preamble to this Indenture until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

          "Unrestricted Subsidiary" means (i) Ventas Specialty I, Inc., Ventas Finance I, Inc., Ventas Specialty I, LLC and Ventas Finance I, LLC, and (ii) any other entity that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a board resolution, but only to the extent that such Subsidiary meets any additional criteria set forth in a supplement to this Indenture.

          "Ventas, Inc." means Ventas, Inc., a Delaware corporation.

          "Voting Stock" of any Person as of any date means the capital stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

Section 1.02      Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Holder of a Security;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and

         "obligor" on the Security [and the Security Guarantees] means the Issuer [and the Guarantors], respectively, and any successor obligor upon the Securities [and the Security Guarantees], respectively.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

Section 1.03      Rules of Construction.

          Unless the context otherwise requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5) "will" shall be interpreted to express a command;

          (6) provisions apply to successive events and transactions; and

          (7) references to sections of or rules under the Securities Act will be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time.

                                   ARTICLE 2.

                                 THE SECURITIES

Section 2.01      Forms Generally.

         The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a resolution of the Board of Directors of the Issuer or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a resolution of the Board of Directors of the Issuer, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 2.08 for the authentication and delivery of such Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.02      Form of Face of Security.

         [Insert any legend required by the Code and the regulations thereunder.]

             ------------------------------------------------------
                       -----------------------------------

No. _______                                                         $ __________

         [Issuer] (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________________________, or registered assigns, the principal sum of _______________________ U.S. dollars on __________________________ [if the Security is to bear interest prior to Maturity, insert-- , and to pay interest thereon from _____________________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on _______________ and ______________________
in each year, commencing __________________, at the rate of __% per annum, until the principal hereof is paid or made available for payment, provided that any principal and premium, and any such installment of interest, which is overdue shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ______ or ______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

          [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]

         Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in ________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         No director, officer, employee or stockholder of Ventas, Inc. or any of its Subsidiaries, as such, will have any liability for any obligations of Ventas, Inc. or any of its Subsidiaries under the Securities or the Indenture based on, in respect of, or by reason of such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The foregoing waiver and release are an integral part of the consideration or the issuance of the Securities.

         In Witness Whereof, the Issuer has caused this instrument to be duly executed [under its corporate seal].

Dated:                                  [Issuer]

                                        By_____________________________________
                                             Title:

[SEAL]
[Attest:

------------------------------------
Title:]

Section 2.03      Form of Reverse of Security.

         This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ______________________ (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Issuer[, the Guarantors] and __________________, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert-- , limited in aggregate principal amount to $________].

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--
(1) on ________________ in any year commencing with the year ____ and ending with the year ____ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable, insert-- on or after ___________, ____], as a whole or in part, at the election of the Issuer, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert-- on or before ____________, ___%, and if redeemed] during the 12-month period beginning __________________ of the years indicated,

                  Redemption                                   Redemption
   Year              Price                   Year                Price
   ----              -----                   ----                -----

and thereafter at a Redemption Price equal to __% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on [the relevant record dates] referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert-- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on _______ in any year commencing with the year ___ and ending with the year ___ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [if applicable, insert-- on or after ______], as a whole or in part, at the election of the Issuer, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning _______ of the years indicated,



                                                           Redemption Price For Redemption
                  Redemption Price For Redemption        Otherwise Than Through Operation of
     Year      Through Operation of the Sinking Fund             the Sinking Fund
     ----      -------------------------------------     -----------------------------------


and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on [the relevant record dates] referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert -- The sinking fund for this series provides for the redemption on _________________ in each year beginning with the year ____ and ending with the year ______ of [if applicable, insert -- not less than $___________ ("mandatory sinking fund") and not more than] $__________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Issuer otherwise than through [if applicable, insert -- mandatory] sinking fund payments may be credited against subsequent [if applicable, insert -- mandatory] sinking fund payments otherwise required to be made [if applicable, insert -- , in the inverse order in which they become due].]

         [If the Security is subject to redemption of any kind, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

         The indebtedness evidenced by this Security is, to the extent set forth in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash or certain cash equivalents of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         [If applicable, insert -- The Indenture contains provisions for defeasance at any time of [the entire indebtedness of this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.]

         [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the

Issuer's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.]

         Subject to certain exceptions, the Indenture [the Security Guarantees] or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing default or compliance with any provision of the Indenture[, the Security Guarantees] or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Holder of a Security, the Indenture[, the Security Guarantees] or the Securities may be amended or supplemented to cure any ambiguity, defect or inconsistency; to provide for uncertificated Securities in addition to or in place of certificated Securities; to make any other change that would provide any additional rights or benefits to the Holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder; or to comply with requirements of the Commission in order to effect or maintain the qualification of the applicable Indenture under the Trust Indenture Act.

         As provided in and subject to the terms of the Indenture, a Holder of this Security may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) such Holder of a Security has given the Trustee written notice that an Event of Default has occurred and remains uncured;

          (2) the Holders of at least a majority in principal amount of all outstanding Securities have made a written request that the Trustee take action because of the Default, and have offered reasonable indemnity to the Trustee against the cost and other liabilities of taking that action;

          (3) the Trustee must have not taken action for 60 days after receipt of the notice and offer of indemnity; and

          (4) the Holders of at least a majority in principal amount of all outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period.

         A Holder of a Security may not use this Indenture to prejudice the rights of another Holder of a Security or to obtain a preference or priority over another Holder of a Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of $______ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 2.04      Form of Legend for Global Securities.

         Unless otherwise specified as contemplated by Section 2.06 for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

Section 2.05      Form of Trustee's Certificate of Authentication.

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          ----------------------------------
                                                       As Trustee

                                          By________________________________

                                                     Authorized Officer

Section 2.06      Amount Unlimited; Issuable in Series.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of the Directors of the Issuer and, subject to Section 2.08, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
Section 2.09, 2.10, 2.11, 3.06 or 9.05 and except for any Securities which, pursuant to Section 2.08, are deemed never to have been authenticated and delivered hereunder);

          (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

          (d) the date or dates on which the principal of any Securities of the series is payable;

          (e) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

          (f) the place or places where the principal of and premium, if any, and interest on any Securities of the series shall be payable;

          (g) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Issuer and, if other than by a resolution of the Board of the Directors of the Issuer, the manner in which any election by the Issuer to redeem the Securities shall be evidenced;

          (h) the obligation, if any, of the Issuer to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (i) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable;

          (j) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

          (k) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose;

          (l) if the principal of or premium, if any, or interest on any Securities of the series is to be payable, at the election of the Issuer or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or premium, if any, or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

          (m) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

          (n) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

          (o) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 8.02 or Section 8.03 or both such Sections and, if other than by a resolution of the Board of Directors of the Issuer, the manner in which any election by the Issuer to defease such Securities shall be evidenced;

          (p) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 2.04 and any circumstances in addition to or in lieu of those set forth in Clause (b) of the last paragraph of
Section 2.10 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof;

          (q) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 6.02;

          (r) any addition to or change in the covenants set forth in Article Four which applies to Securities of the series;

          (s) if applicable, that the Securities of the series are convertible into or exchangeable for common stock or other securities of the Issuer, the period or periods within which, the price or prices at which and the terms and conditions upon which, and the limitations and restrictions, if any, upon which, any Securities of the series shall be convertible or exchangeable, in whole or in part, into common stock or other securities of the Issuer; and

          (t) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by
Article 9).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the resolution of the Board of the Directors of the Issuer referred to above and (subject to Section 2.08) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a resolution of the Board of Directors of the Issuer, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Issuer and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 2.07      Denominations.

         The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 2.06. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 2.08      Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Issuer by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, and may, but need not, have corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Issuer Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more resolutions of the Board of Directors of the Issuer as permitted by Sections 2.01 and 2.06, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

          (a) if the form of such Securities has been established by or pursuant to the resolution of the Board of Directors of the Issuer as permitted by
Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

          (b) if the terms of such Securities have been established by or pursuant to the resolution of the Board of Directors of the Issuer as permitted by Section 2.06, that such terms have been established in conformity with the provisions of this Indenture; and

          (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Issuer [and Guarantors] enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Notwithstanding the provisions of Section 2.06 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 2.06 or the Issuer Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Issuer, and the Issuer shall deliver such Security to the Trustee for cancellation as provided in Section 2.14, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 2.09      Temporary Securities.

         Pending the preparation of definitive Securities of any series, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Issuer will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Issuer in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 2.10      Registration, Registration of Transfer and Exchange.

         The Issuer shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Issuer in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of a series at the office or agency of the Issuer in a Place of Payment for that series, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.09, 3.06 or Article 12 not involving any transfer.

         If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Issuer shall not be required (a) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 3.02 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         The provisions of clauses (a), (b), (c) and (d) below shall apply only to Global Securities:

          (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Issuer that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered under the Exchange Act, (ii) there shall have occurred and be continuing an Event of Default with respect to such

Global Security or (iii) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 2.06.

          (c) Subject to Clause (b) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

          (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 2.09, 2.11, 3.06 or 9.05 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Section 2.11      Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Issuer and the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Security and (b) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuer shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.12      Payment of Interest; Interest Rights Preserved.

         Except as otherwise provided as contemplated by Section 2.06 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Issuer, at its election in each case, as provided in clause (a) or (b) below:

          (a) The Issuer may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Issuer shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Issuer may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuer to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 2.13      Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 2.12) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

Section 2.14      Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Issuer has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by an Issuer Order.

Section 2.15      Outstanding Securities.

         The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee in accordance with the provisions of Section 2.06, and those described in this Section as not outstanding. Except as set forth in
Section 2.16 hereof, a Security does not cease to be outstanding because the Issuer or an Affiliate of the Issuer hold the Security.

         If a Security is replaced pursuant to Section 2.11 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If the principal amount of any Security is considered paid under
Section 4.01 or 15.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

         If the Paying Agent (other than the Issuer, a Subsidiary or an Affiliate of any thereof) holds, on a Redemption Date or maturity date, money sufficient to pay Securities payable on that date, then on and after that date such Securities will be deemed to be no longer outstanding and will cease to accrue interest.

Section 2.16      Treasury Securities.

         In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuer, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, will be considered as though not outstanding, except that for the purposes of determining whether the Trustee will be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned will be so disregarded.

Section 2.17      Paying Agent to Hold Money in Trust.

         The Issuer will require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Securities, and will notify the Trustee of any default by the Issuer in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuer or a Subsidiary) will have no further liability for the money. If the Issuer or a Subsidiary acts as Paying Agent, it will segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Issuer, the Trustee will serve as Paying Agent for the Securities.

Section 2.18      Holder Lists.

         The Trustee will preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders of Securities and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Security Registrar, the Issuer will furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities and the Issuer shall otherwise comply with TIA ss. 312(a).

Section 2.19      Computation of Interest.

         Except as otherwise specified as contemplated by Section 2.06 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE 3.

                            REDEMPTION AND PREPAYMENT

Section 3.01      Notices to Trustee.

         If the Issuer elects to redeem Securities pursuant to the redemption provisions of such Securities or the applicable supplemental indenture, they must furnish to the Trustee, at least 45 days (or such shorter period as is satisfactory to the Trustee) before a Redemption Date, an Officers' Certificate setting forth:

          (1) the clause of this Indenture and/or such applicable supplemental indenture pursuant to which the redemption shall occur;

          (2) the Redemption Date;

          (3) the principal amount of Securities to be redeemed, plus accrued interest to the Redemption Date; and

          (4) the Redemption Price.

Section 3.02      Selection of Securities to Be Redeemed.

         If less than all of the Securities are to be redeemed at any time, the Trustee will select Securities for redemption as follows:

          (1) if the Securities are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Securities are listed; or

          (2) if the Securities are not listed on any national securities exchange, on a pro rata basis, by lot or by such method as the Trustee shall deem fair and appropriate.

         In the event of partial redemption by lot, the particular Securities to be redeemed will be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities not previously called for redemption.

         The Trustee will promptly notify the Issuer in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of Securities selected will be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.03      Notice of Redemption.

         At least 30 days but not more than 60 days before a Redemption Date, the Issuer will mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Securities or a satisfaction and discharge of this Indenture pursuant to Articles 8 or 14 of this Indenture.

         The notice will identify the Securities to be redeemed and will state:

          (1) the Redemption Date;

          (2) the Redemption Price, including the accrued interest to the Redemption Date;

          (3) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be issued upon cancellation of the original Security;

          (4) the name and address of the Paying Agent;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (6) that, unless the Issuer defaults in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date;

          (7) the paragraph of the Securities and/or Section of the applicable supplemental indenture pursuant to which the Securities called for redemption are being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

         At the Issuer's request, the Trustee will give the notice of redemption in the Issuer's name and at the Issuer's expense; provided, however, that the Issuer has delivered to the Trustee, at least 45 days (or such shorter period of time as is satisfactory to the Trustee) prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04      Effect of Notice of Redemption.

         Once notice of redemption is mailed in accordance with Section 3.03 hereof, Securities called for redemption become irrevocably due and payable on the Redemption Date at the Redemption Price. A notice of redemption may not be conditional.

Section 3.05      Deposit of Redemption Price.

         On the Redemption Date, the Issuer will deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest, if any, on all Securities to be redeemed or purchased on that date. The Trustee or the Paying Agent will promptly return to the Issuer any money deposited with the Trustee or the Paying Agent by the Issuer in excess of the amounts necessary to pay the Redemption Price of, and accrued interest, if any, on, all Securities to be redeemed.

         If the Issuer complies with the provisions of the preceding paragraph, on and after the Redemption Date, interest will cease to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after a Regular Record Date or Special Payment Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such Regular Record Date or Special Payment Date. If any Security called for redemption is not so paid upon surrender for redemption because of the failure of the Issuer to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the Redemption Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.01 hereof.

Section 3.06      Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part, the Issuer will issue and, upon receipt of an Authentication Order, the Trustee will authenticate for the Holder at the expense of the Issuer a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE 4.

                                    COVENANTS

Section 4.01      Payment of Securities.

         The Issuer will pay or cause to be paid the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities. Principal, premium, if any, and interest will be considered paid on the date due if the Paying Agent, if other than Ventas, Inc. or a Subsidiary thereof, holds as of 10:00 a.m. Eastern Time on the due date money deposited by the Issuer in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

         The Issuer will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Securities to the extent lawful; the Issuer will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.02      Maintenance of Office or Agency.

         The Issuer will maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee or Security Registrar) where Securities may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Issuer in respect of the Securities and this Indenture may be served. The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer fails to maintain any such required office or agency or fail to furnish the

Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

         The Issuer may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Issuer hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Issuer in accordance with Section 15.02 hereof.

Section 4.03      Reports.

          (a) Whether or not required by the Commission, so long as any Securities are outstanding, Ventas, Inc. shall furnish to the Holders of Securities and the Trustee, within the time periods specified in the Commission's rules and regulations:

          (1) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if Ventas, Inc. were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report on the annual financial statements by Ventas, Inc.'s certified independent accountants; and

          (2) all current reports that would be required to be filed with the Commission on Form 8-K if Ventas, Inc. were required to file such reports.

         In addition, whether or not required by the Commission, Ventas, Inc. shall file a copy of all of the information and reports referred to in clauses
(1) and (2) above with the Commission for public availability within the time periods specified in the Commission's rules and regulations (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request.

          (b) For so long as any Securities remain outstanding, Ventas, Inc. shall furnish to the Holders and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Section 4.04      Compliance Certificate.

          (a) The Issuer [and each Guarantor (to the extent that such Guarantor is so required under the TIA)] shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Issuer during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Issuer has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Issuer has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default has occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Issuer is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Securities is prohibited or if such event has occurred, a description of the event and what action the Issuer is taking or proposes to take with respect thereto.

          (b) So long as any of the Securities are outstanding, the Issuer will deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Issuer is taking or proposes to take with respect thereto.

Section 4.05      Corporate Existence.

         Except as permitted as by Article 5, Ventas, Inc. and its Restricted Subsidiaries shall do all things necessary to preserve and keep their existence, rights and franchises; provided, however, that the existence of a Restricted Subsidiary may be terminated if the Board of Directors of Ventas, Inc. determines that it is in the best interests of Ventas, Inc. to do so.

                                   ARTICLE 5.

                                   SUCCESSORS

Section 5.01      Merger, Consolidation, or Sale of Assets.

          Ventas, Inc. may not, directly or indirectly: (1) consolidate or merge with or into another Person (whether or not Ventas, Inc. is the surviving corporation); or (2) sell, assign, transfer, convey, lease (other than to an unaffiliated operator in the ordinary course of business) or otherwise dispose of all or substantially all of the properties or assets of Ventas, Inc. and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person; unless:

          (1) either:

               (A) Ventas, Inc. is the surviving corporation; or

               (B) the Person formed by or surviving any such consolidation or merger (if other than Ventas, Inc.) or to which such sale, assignment, transfer, conveyance or other disposition has been made is a corporation organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

          (2) the Person formed by or surviving any such consolidation or merger (if other than Ventas, Inc.) or the Person to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of Ventas, Inc. under the Securities and the Indenture pursuant to agreements reasonably satisfactory to the Trustee;

          (3) immediately after such transaction, on a pro forma basis giving effect to such transaction or series of transactions (and treating any obligation of Ventas, Inc. incurred in connection with or as a result of such transaction or series of transactions as having been incurred at the time of such transaction), no Default or Event of Default exists; and

          In addition, in the case of any lease of all or substantially all of its properties or assets (other than to an unaffiliated operator in the ordinary course of business), in one or more related transactions, to any other Person the terms of the lease must be reasonably acceptable to the Trustee or to a majority of the Holders of the Securities. This Section 5.01 will not apply to a sale, assignment, transfer, conveyance or other disposition of assets between or among Ventas, Inc. and its Restricted Subsidiaries.

Section 5.02      Successor Corporation Substituted.

         Upon any consolidation or merger, or any sale, assignment, transfer, conveyance, transfer or other disposition of all or substantially all of the properties or assets of Ventas, Inc. in accordance with Section 5.01, the successor Person formed by such consolidation or into which Ventas, Inc. is merged or to which such sale, assignment, transfer, conveyance or other disposition is made, shall succeed to, and be substituted for, and may exercise every right and power of, Ventas, Inc. under this Indenture with the same effect as if such successor initially had been named as Ventas, Inc. herein. When a successor assumes all the obligations of its predecessor under this Indenture and the Securities following a consolidation or merger, or any sale, assignment, transfer, conveyance, transfer or other disposition of 90% or more of the assets of the predecessor in accordance with the foregoing provisions, the predecessor shall be released from those obligations.

                                   ARTICLE 6.

                              DEFAULTS AND REMEDIES

Section 6.01      Events of Default.

          Each of the following is an "Event of Default:"

          (1) The Issuer does not pay the principal or any premium on the Securities when due and payable;

          (2) The Issuer does not pay interest on the Securities within 30 days after the applicable due date;

          (3) The Issuer does not deposit any sinking fund payment within 30 days after the applicable due date;

          (4) The Issuer remains in breach of any other term of the Indenture for 60 days after it receive a notice of Default stating it is in breach. Either the Trustee or the Holders of more than 25% in principal amount of the Securities may send the notice;

          (5) Final judgments aggregating in excess of $15.0 million (exclusive of amounts covered by insurance) are entered against the Issuer and are not paid, discharged or stayed for a period of 60 days;

          (6) The Issuer defaults under any of its indebtedness in an aggregate principal amount exceeding $15.0 million after the expiration of any applicable grace period, which default results in the acceleration of the maturity of such indebtedness. Such default is not an Event of Default if the other indebtedness is discharged, or the acceleration is rescinded or annulled, within a period of 10 days after the Issuer receives notice specifying the default and requiring that it discharge the other indebtedness or cause the acceleration to be rescinded or annulled. Either the Trustee or the Holders of more than 25% in principal amount of the Securities may send the notice;

          (7) Ventas, Inc. or any of its Significant Subsidiaries:

               (a) commences a voluntary case under applicable Bankruptcy Law,

               (b) consents to the entry of an order for relief against it in an involuntary case under applicable Bankruptcy Law,

               (c) consents to the appointment of a custodian of it or for all or substantially all of its property,

               (d) makes a general assignment for the benefit of its creditors, or

               (e) generally is not paying its debts as they become due.

          (8) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (a) is for relief against Ventas, Inc. or any of its Significant Subsidiaries in an involuntary case;

               (b) appoints a custodian of Ventas, Inc. or any of its Significant Subsidiaries or for all or substantially all of the property of Ventas, Inc. or any of its Significant Subsidiaries; or

               (c) orders the liquidation of Ventas, Inc. or any of its Significant Subsidiaries;

     and the order or decree remains unstayed and in effect for 60 consecutive days; or

          (9) any other Event of Default provided with respect to Securities of that series set forth in a supplemental indenture pursuant to Section 2.06.

Section 6.02      Acceleration.

         In the case of an Event of Default specified in clause (7) or (8) of
Section 6.01 hereof, with respect to Ventas, Inc. or any of its Significant Subsidiaries or any group of Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Securities will become due and payable immediately without further action or notice. If any other Event of Default occurs and has not been cured, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare the entire principal amount of all the Securities to be due and immediately payable by written notice to the Issuer and the Trustee. Upon any such declaration, the Securities shall become due and payable immediately. The Holders of a majority in aggregate principal amount of the then outstanding Securities by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

Section 6.03      Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Security in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.04      Waiver of Past Defaults.

         Holders of not less than a majority in aggregate principal amount of the then outstanding Securities by notice to the Trustee may on behalf of the Holders of all of the Securities waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Securities; provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05      Control by Majority.

         Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Securities or that may involve the Trustee in personal liability.

Section 6.06      Limitation on Suits.

         A Holder of a Security may pursue a remedy with respect to this Indenture or the Securities only if:

          (1) the Holder of a Security must give the Trustee written notice that an Event of Default has occurred and remains uncured;

          (2) the Holders of at least a majority in principal amount of all outstanding Securities must make a written request that the Trustee take action because of the Default, and must offer reasonable indemnity to the Trustee against the cost and other liabilities of taking that action;

          (3) the Trustee must have not taken action for 60 days after receipt of the notice and offer of indemnity; and

          (4) the Holders of at least a majority in principal amount of all outstanding Securities have not given the Trustee a direction inconsistent with such request within such 60-day period.

         A Holder of a Security may not use this Indenture to prejudice the rights of another Holder of a Security or to obtain a preference or priority over another Holder of a Security.

Section 6.07      Rights of Holders of Securities to Receive Payment.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 6.08      Collection Suit by Trustee.

         If an Event of Default specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Issuer for the whole amount of principal of, premium, if any, and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.09      Trustee May File Proofs of Claim.

         The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Securities allowed in any judicial proceedings relative to the Issuer (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10      Priorities.

          If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          First: to the Trustee, its agents and attorneys for amounts due under
     Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          Second: to the extent provided in Article 11, to the holders of Senior Debt of the Issuer [and the Guarantors] in accordance with Article 11.

          Second: to Holders of Securities for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any and interest, respectively; and

          Third: to the Issuer or to such party as a court of competent jurisdiction shall direct.


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


         The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.10.

Section 6.11      Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Security pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                   ARTICLE 7.

                                     TRUSTEE

Section 7.01      Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default:

               (1) the duties of the Trustee will be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee will examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

               (2) the Trustee will not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section 7.01.


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


          (e) No provision of this Indenture will require the Trustee to expend or risk its own funds or incur any liability. The Trustee will be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holder has offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee will not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

Section 7.02      Rights of Trustee.

          (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee will not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through its attorneys and agents and will not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee will not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Issuer will be sufficient if signed by an Officer of the Issuer.

          (f) The Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

Section 7.03      Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof.

Section 7.04      Trustee's Disclaimer.

         The Trustee will not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuer's use of the proceeds from the Securities or any money paid to the Issuer or upon the Issuer's direction under any provision of this Indenture, it will not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it will not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

Section 7.05      Notice of Defaults.

         If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee will mail to Holders of Securities a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities.

Section 7.06      Reports by Trustee to Holders of the Securities.

          (a) Within 120 days after the end of each fiscal year beginning with the end of the fiscal year following the date of this Indenture, and for so long as Securities remain outstanding, the Trustee will mail to the Holders of the Securities a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also will comply with [TIA ss. 313(b)(1)] and TIA ss. 313(b)(2). The Trustee will also transmit by mail all reports as required by TIA ss. 313(c).

          (b) A copy of each report at the time of its mailing to the Holders of Securities will be mailed by the Trustee to the Issuer and filed by the Trustee with the Commission and each stock exchange on which the Securities are listed in accordance with TIA ss. 313(d). The Issuer will promptly notify the Trustee when the Securities are listed on any stock exchange.

Section 7.07      Compensation and Indemnity.

          (a) The Issuer will pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation will not be limited by any law on compensation of a trustee of an express trust. The Issuer will reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses will include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          (b) The Issuer [and the Guarantors] will indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Issuer [and the Guarantors] (including this Section 7.07) and defending itself against any claim (whether asserted by the Issuer [the Guarantors] or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Trustee will notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer will not relieve the Issuer [or any of the Guarantors] of its obligations hereunder. The Issuer [or such Guarantor] will defend the claim and the Trustee will cooperate in the defense. The Trustee may have separate counsel and the Issuer will pay the reasonable fees and expenses of such counsel. Neither the Issuer [nor any Guarantor] need pay for any settlement made without its consent, which consent will not be unreasonably withheld.

          (c) The obligations of the Issuer [and the Guarantors] under this
Section 7.07 will survive the satisfaction and discharge of this Indenture.

          (d) To secure the Issuer's payment obligations in this Section 7.07, the Trustee will have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities. Such Lien will survive the satisfaction and discharge of this Indenture.

          (e) When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(7) or (8) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

          (f) The Trustee will comply with the provisions of TIA ss. 313(b)(2) to the extent applicable.

Section 7.08      Replacement of Trustee.

          (a) A resignation or removal of the Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          (b) The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Issuer. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Issuer in writing. The Issuer may remove the Trustee if:

               (1) the Trustee fails to comply with Section 7.10 hereof;

               (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

               (3) a custodian or public officer takes charge of the Trustee or its property; or

               (4) the Trustee becomes incapable of acting.

          (c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Issuer will promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Issuer.

          (d) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer, or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (e) If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (f) A successor Trustee will deliver a written acceptance of its appointment to the retiring Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Trustee will become effective, and the successor Trustee will have all the rights, powers and duties of the Trustee under this

Indenture. The successor Trustee will mail a notice of its succession to Holders. The retiring Trustee will promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Issuer's obligations under Section 7.07 hereof will continue for the benefit of the retiring Trustees.

Section 7.09      Successor Trustee by Merger, etc.

         If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act will be the successor Trustee.

Section 7.10      Eligibility; Disqualification.

         There will at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition.

         This Indenture will always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

Section 7.11      Preferential Collection of Claims Against Issuer.

         The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8.

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.01      Option to Effect Legal Defeasance or Covenant Defeasance.

         The Issuer may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article 8.

Section 8.02      Legal Defeasance and Discharge.

         Upon the Issuer's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Issuer [and each of the Guarantors] will, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from their obligations, and the provisions of
Article 11 shall cease to be effective, with respect to all outstanding Securities [(including the Security Guarantees)] on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Issuer [and the Guarantors] will be deemed to have paid and discharged the entire debt represented by the outstanding Securities [(including the Security Guarantees)], which will thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in clauses (1) and (2) below, and to have satisfied all their other obligations under such Securities, the Security Guarantees and this Indenture (and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following provisions which will survive until otherwise terminated or discharged hereunder:

               (1) the rights of Holders of outstanding Securities to receive payments in respect of the principal of, or interest or premium, if any, on such Securities when such payments are due from the trust referred to in Section 8.04 hereof;

               (2) the Issuer's obligations with respect to such Securities under Article 2 and Section 4.02 hereof;

               (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Issuer's [and the Guarantors'] obligations in connection therewith; and

               (4) this Article 8.

          Subject to compliance with this Article 8, the Issuer may exercise its option under this Section 8.02 notwithstanding the prior exercise of their option under Section 8.03 hereof.

Section 8.03      Covenant Defeasance.

          Upon the Issuer's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Issuer [and the Guarantors] will, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from each of their obligations under the covenants contained in Sections [insert section numbers] hereof and the provisions of Article 11 shall cease to be effective with respect to the outstanding Securities on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter, "Covenant Defeasance"), and the Securities will thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but will continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities will not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Securities [and Security Guarantees], the Issuer [and the Guarantors] may omit to comply with and will have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply will not constitute a Default or an Event of Default under
Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Securities [and Security Guarantees] will be unaffected thereby. In addition, upon the Issuer's exercise under Section 8.01 hereof of the option applicable to this Section 8.03 hereof, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, Sections 6.01(4) through 6.01(5) hereof will not constitute Events of Default.

Section 8.04      Conditions to Legal or Covenant Defeasance.

          In order to exercise either Legal Defeasance or Covenant Defeasance under either Section 8.02 or 8.03 hereof:

               (1) the Issuer must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, non-callable U.S. government or U.S. government agency notes or bonds(or depositary receipts representing these notes or bonds), or any combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Securities on the stated date for payment thereof or on the applicable Redemption Date, as the case may be;

               (2) in the case of an election under Section 8.02 hereof, the Issuer has delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that:

                    (a) the Issuer has received from, or there has been
               published by, the IRS a ruling; or

                    (b) since the date of this Indenture, there has been a
               change in the applicable federal income tax law,

          in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

               (3) in the case of an election under Section 8.03 hereof, the Issuer must deliver to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

               (4) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

               (5) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which Ventas, Inc. is a party or by which Ventas, Inc. is bound;

               (6) At the time of such deposit:

                    (a) no default in the payment of any principal of or premium or interest on any Senior Debt shall have occurred and be continuing;

                    (b) no event of default with respect to any Senior Debt
               shall have resulted in such Senior Debt becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Debt has been made or duly provided for); and

                    (c) no other event of default with respect to any Senior
               Debt shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Debt (or a trustee on behalf of such holders) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable;

               (7) the Issuer must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by Issuer with the intent of preferring the Holders of Securities over the other creditors of Issuer with the intent of defeating, hindering, delaying or defrauding any other creditors of the Issuer or others; and

               (8) the Issuer must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Section 8.05      Deposited Money and Government Securities to Be Held in Trust;
                    Other Miscellaneous Provisions.

         Subject to Section 8.06 hereof, all money and U.S. government or U.S. government agency notes or bonds (or depositary receipts representing these notes or bonds), or any combination thereof (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Securities will be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. government or U.S. government agency notes or bonds (or depositary receipts representing these notes or bonds) so held in trust shall not be subject to the provisions of Article 11.

         The Issuer will pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. government or U.S. government agency notes or bonds deposited pursuant to
Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

         Notwithstanding anything in this Article 8 to the contrary, the Trustee will deliver or pay to the Issuer from time to time upon the request of the Issuer any money or non-callable U.S. government or U.S. government agency notes or bonds held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(1) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.06      Repayment to Issuer.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Issuer on its request or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Security will thereafter be permitted to look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

Section 8.07      Reinstatement.

         If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable U.S. government or U.S. government agency notes or bonds in accordance with Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's [and the Guarantor's] obligations under this Indenture and the Securities and the Security Guarantees will be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
8.02 or 8.03 hereof, as the case may be; provided, however, that if the Issuer makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Issuer will be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.

                        AMENDMENT, SUPPLEMENT AND WAIVER

Section 9.01      Without Consent of Holders of Securities.

          Notwithstanding Section 9.02 of this Indenture, the Issuer, the Guarantors and the Trustee may amend or supplement this Indenture[, the Security Guarantees] or the Securities without the consent of any Holder of a Security:

               (1) to cure any ambiguity, defect or inconsistency;

               (2) to provide for uncertificated Securities in addition to or in place of certificated Securities;

               (3) to provide for the assumption of the Issuer's obligations to Holders of Securities in the case of a merger or consolidation or sale of all or substantially all of the Issuer's assets;

               (4) to add [additional] Security Guarantees with respect to the Securities;

               (5) to secure the Securities;

               (6) to make any other change that would provide any additional rights or benefits to the Holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder;

               (7) to comply with requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act;

               (8) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder or any such Security with respect to such provision or (ii) shall become effective only when there is no such Security outstanding; or

               (9) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.06.

Section 9.02      With Consent of Holders of Securities.

         Except as provided below in this Section 9.02, the Issuer[ , the Guarantors] and the Trustee may amend or supplement this Indenture, the Security Guarantees and the Securities with the consent of the Holders of at least a majority in principal amount of the Securities then outstanding voting as a single class (including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Securities), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Securities, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture, the Security Guarantees or the Securities may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Securities voting as a single class (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Securities). Section 2.15 hereof shall determine which Securities are considered to be "outstanding" for purposes of this Section 9.02.

         It is not be necessary for the consent of the Holders of Securities under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it is sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Issuer will mail to the Holders of Securities affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Issuer to mail such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such amended or supplemental Indenture or waiver. Subject to Sections 6.04 and 6.07 hereof, the Holders of a majority in aggregate principal amount of the Securities then outstanding voting as a single class may waive compliance in a particular instance by the Issuer with any provision of this Indenture or the Securities. However, without the consent of each Holder affected, an amendment or waiver under this Section 9.02 may not (with respect to any Securities held by a non-consenting Holder):

               (1) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver;

               (2) reduce the principal of or change the fixed maturity of any Security or alter the provisions with respect to the redemption (but not with respect to offers to purchase) of the Securities;

               (3) reduce the rate of or change the time for payment of interest on any Security;

               (4) waive a Default or Event of Default in the payment of principal of, or interest or premium, if any, on the Securities (except a rescission of acceleration of the Securities by the Holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment Default that resulted from such acceleration);

               (5) make any Security payable in money other than that stated in the Securities;

               (6) make any change in Section 6.04 or 6.07 hereof relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of, or interest or premium, if any, on the Securities;

               (7) waive a redemption payment (but not an offer to purchase payment) with respect to any Security;

               (8) release any Guarantor from any of its obligations under its Security Guarantee or the Indenture, except in accordance with the terms of the Indenture;

               (9) subordinate the indebtedness evidenced by the Securities to any indebtedness of the Issuer other than Senior Debt.

               (10) make any change in the amendment and waiver provisions set forth in clauses (1) through (9) of this Section 9.02.

Section 9.03      Compliance with Trust Indenture Act.

         Every amendment or supplement to this Indenture or the Securities will be set forth in a amended or supplemental Indenture that complies with the TIA as then in effect.

Section 9.04      Revocation and Effect of Consents.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder of a Security and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder of a Security or subsequent Holder of a Security may revoke the consent as to its Security if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

Section 9.05      Notation on or Exchange of Securities.

         The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Security thereafter authenticated. The Issuer in exchange for all Securities may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Securities that reflect the amendment, supplement or waiver.

         Failure to make the appropriate notation or issue a new Security will not affect the validity and effect of such amendment, supplement or waiver.

Section 9.06      Trustee to Sign Amendments, etc.

         Upon the request of the Issuer accompanied by a resolution of its Board of Directors authorizing the execution of any amended or supplemental Indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Securities as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee will join with the Issuer in the execution of an amended or supplemental Indenture unless such amended or supplemental Indenture directly affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but will not be obligated to, enter into such amended or supplemental Indenture. In executing any amended or supplemental indenture, the Trustee will be entitled to receive and (subject to Section 7.01 hereof) will be fully protected in relying upon, in addition to the documents required by Section 15.04 hereof, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture.

                                   ARTICLE 10.

                               SECURITY GUARANTEES

    [PROVISIONS FOR SECURITY GUARANTEES TO BE PROVIDED HERE, IF APPLICABLE.]



                                   ARTICLE 11.

                           SUBORDINATION OF SECURITIES

[PROVISIONS FOR SUBORDINATION OF SECURITIES TO BE PROVIDED HERE, IF APPLICABLE.]


                                   ARTICLE 12.

                                    SECURITY

        [SECURITY FOR SUBORDINATED DEBT SECURITIES TO BE PROVIDED HERE.]


                                   ARTICLE 13.

                            CONVERSION OF SECURITIES

  [PROVISIONS FOR CONVERSION OF SECURITIES TO BE PROVIDED HERE, IF APPLICABLE.]


                                  ARTICLE 14.

                           SATISFACTION AND DISCHARGE


Section 14.01     Satisfaction and Discharge.

          This Indenture will be discharged and will cease to be of further effect as to all Securities issued hereunder, when:

               (1) either:

                    (a) all Securities that have been authenticated (except
               lost, stolen or destroyed Securities that have been replaced or paid and Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer) have been delivered to the Trustee for cancellation; or

                    (b) all Securities that have not been delivered to the
               Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise or will become due and payable within one year and the Issuer [or any Guarantor] has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. government or U.S. government agency notes or bonds, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest, to pay and discharge the entire indebtedness on the Securities not delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption;

               (2) no Default or Event of Default (other than those resulting directly from the incurrence of indebtedness to fund such deposit) has occurred and is continuing on the date of such deposit or will occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Issuer [or any Guarantor] are a party or by which the Issuer [or any Guarantor] is bound;

               (3) the Issuer [or any Guarantor] has paid or caused to be paid all sums payable by it under this Indenture; and

               (4) the Issuer has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Securities at maturity or the redemption date, as the case may be.

In addition, the Issuer must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been satisfied.

          Notwithstanding the satisfaction and discharge of this Indenture, if money has been deposited with the Trustee pursuant to subclause (b) of clause
(1) of this Section, the provisions of Section 14.02 and Section 8.06 will survive. In addition, nothing in this Section 14.01 will be deemed to discharge those provisions of Section 7.07 hereof, that, by their terms, survive the satisfaction and discharge of this Indenture.

Section 14.02     Application of Trust Money.

          Subject to the provisions of Section 8.06, all money deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

          If the Trustee or Paying Agent is unable to apply any money or U.S. government or U.S. government agency notes or bonds in accordance with Section
14.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's [and any Guarantor's] obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.01; provided, however, if the Issuer has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of their obligations, the Issuer shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. government or U.S. government agency notes or bonds held by the Trustee or Paying Agent.

                                  ARTICLE 15.

                                  MISCELLANEOUS

Section 15.01     Trust Indenture Act Controls.

          This Indenture is subject to the provising of the TIA which are required to be part of this Indenture. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA ss.318(c), the imposed duties will control.

Section 15.02     Notices.

         Any notice or communication by the Issuer[, any Guarantor] or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         If to the Issuer [and/or any Guarantor]:

         Ventas, Inc.
         4360 Brownsboro Road, Suite 115
         Louisville, Kentucky 40207-1642
         Telecopier No.:  (502) 357-9001
         Attention:  General Counsel

         With a copy to:
         Willkie Farr & Gallagher
         787 Seventh Avenue
         New York, New York 10019-6099
         Telecopier No.:  (212) 728-8111
         Attention:  Maurice Lefkort, Esquire

         If to the Trustee:

         ---------------------------

         ---------------------------

         ---------------------------

         ---------------------------

         ---------------------------

         The Issuer[, any Guarantor] or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to Holders) will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         Any notice or communication to a Holder will be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Security Registrar. Any notice or communication will also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it will not affect its sufficiency with respect to other Holders.

         If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Issuer mails a notice or communication to Holders, it will mail a copy to the Trustee and each Agent at the same time.

Section 15.03     Communication by Holders of Securities with Other Holders of
                   Securities.

          Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Issuer, the Trustee, the Securities Registrar and anyone else shall have the protection of TIA ss. 312(c).

Section 15.04     Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Issuer to the Trustee to take any action under this Indenture, the Issuer shall furnish to the Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in Section 15.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which must include the statements set forth in Section 15.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

Section 15.05     Statements Required in Certificate or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) must comply with the provisions of TIA ss. 314(e) and must include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

Section 15.06     Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Security Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 15.07     No Personal Liability of Directors, Officers, Employees and
                   Stockholders.

          No director, officer, employee or stockholder of Ventas, Inc. or any of its Subsidiaries, as such, will have any liability for any obligations of Ventas, Inc. or any of its Subsidiaries under the Securities or the Indenture based on, in respect of, or by reason of such obligations or their creation. Each holder by accepting a Security waives and releases all such liability. The foregoing waiver and release are an integral part of the consideration or the issuance of the Securities.

Section 15.08     Governing Law.

         THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE SECURITIES [AND THE SECURITY GUARANTEES] WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 15.09     No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Issuer or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 15.10     Successors.

         All agreements of the Issuer in this Indenture and the Securities will bind its successors. All agreements of the Trustee in this Indenture will bind its successors. [All agreements of each Guarantor in this Indenture will bind its successors, except as otherwise provided in Article 10.]

Section 15.11     Severability.

         In case any provision in this Indenture or in the Securities is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 15.12     Counterpart Originals.

         The parties may sign any number of copies of this Indenture. Each signed copy will be an original, but all of them together represent the same agreement.

Section 15.13     Table of Contents, Headings, etc.

         The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof.

                         [Signatures on following page]

                                   SIGNATURES


Dated as of _________, 200__         ISSUER:

                                     [Issuer]




                                     By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     GUARANTORS:

                                     [Guarantor]


                                     By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                     TRUSTEE:

                                     [Trustee]


                                     By:
                                           ------------------------------------
                                           Name:
                                           Title: